UHS

Universal | Hospital | Services

Service you can count on.℠

4th Quarter Earnings Teleconference

March 21, 2005

UHS
Universal | Hospital | Services
Service you can count on.™

Forward Looking Statements

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. (“UHS”) believes statements in this presentation looking forward in time involve risks and uncertainties. The following factors, among others, could adversely affect our business, operations and financial condition causing our actual results to differ materially from those expressed in any forward-looking statements: UHS’ history of net losses and substantial interest expense; UHS’ need for substantial cash to operate and expand its business as planned; UHS’ substantial outstanding debt and debt service obligations; restrictions imposed by the terms of UHS’ debt; a decrease in the number of patients our customers are serving; UHS’ ability to effect change in the manner in which healthcare providers traditionally procure medical equipment; the absence of long-term commitments with customers; UHS’ ability to renew contracts with group purchasing organizations and integrated delivery networks; changes in reimbursement rates and policies by third-party payors; the impact of health care reform initiatives; the impact of significant regulation of the health care industry and the need to comply with those regulations; difficulties or delays in our continued expansion into certain of our businesses/geographic markets and developments of new businesses/geographic markets; and additional credit risks in increasing business with home care providers and nursing homes. These and other risk factors are detailed in UHS’ Annual Report on Form 10K/A for the year ended December 31, 2003, filed with Securities and Exchange Commission.

This presentation contains non-GAAP measures as defined by SEC rules.  A reconciliation of these measures to the most directly comparable GAAP measures is contained in the appendix.

UHS
Universal | Hospital | Services
Service you can count on.™

Financial Results    ($ millions)

Revenues

Gross Margin

EBITDA

Management and Board Fees

Financing and Reorg. Charges

Refer to appendix for reconciliation of EBITDA to Cash Flow from Operations

2003

2004

% Change

2003

2004

% Change

44.6

51.7

16%

171.0

199.6

17%

19.1

22.0

15%

75.6

85.8

13%

(11.4)

16.9

36.5

68.5

0.1

0.2

0.4

0.7

27.7

-

27.7

-

16.4

17.1

5%

64.5

69.2

7%

4th Quarter 2004 results include $0.8
of staffing related charges,
substantially related to acceleration
of our sales and customer service
force realignment

12 Months

4th Quarter

5.0
4.0
3.0
2.0
1.0
0.0
-1.0
2.7
3.1
(0.4)
(0.2)
2001
2002
2003
2004

UHS Performance – 2004 Wrap Up

Transition from “Rental” to “Equipment Lifecycle Services” Company is well underway:

~ 110 resident programs at 12/31/04   (AMPP; CHAMP® / Resident Biomed)

73% growth in Services revenue (42% excluding ACES acquisition)

9% growth in Sales revenue (31% excluding Disposables)

State of the art tools deployed

Challenges:

Increase in equipment capital spending (vs. Rental) by hospitals

Bad Debt / Indigent Patients continue to be challenges for hospitals

Flat to down hospital census (see below)

Significant change in UHS business model

Significant personnel changes in management, sales, operations

% Change in Hospital
Census

(source: UHS Estimates)

UHS continued to grow
top-line Revenue and
EBITDA through the
market challenges and
infrastructure
development posed at left

UHS
Universal | Hospital | Services
"Service you can count on."

Plan & Acquire
1
Manage & Utilize
2
Maintain & Repair
3
Redeploy & Remarket
4
Equipment Lifecycle Services SM

UHS – Today:  “Equipment Lifecycle Services” Company

Professional
Services

Recovery &
Brokerage

Medical
Equipment
Rental

Biomedical
Services

Amplifier of
other Quadrants

Market size of
$5 Billion

Advent of Asset Management
Partnership Program (AMPP)
addresses $5 Billion market

Market size of
$20 Billion

Market sizes represent internal UHS estimates

UHS
Universal | Hospital | Services
Service you can count on.™

Transitioning to a Lifecycle Company, while Maintaining Growth

Continued investments in 2005 in infrastructure, systems and personnel to ensure the proper “Platform for Growth”:

Split of our Customer Service and Sales forces in 2004 to allow for more focused activity

Realigning and training our sales force to ensure meaningful access and dialogue with CEO’s and CFO’s of our customers

Begun in 2004; expect to last into 2006

Key for selling Resident-based programs

Corporate infrastructure:  Management, Training, Finance, IT Systems, etc.

UHS
Universal | Hospital | Services
Service you can count on.™

Transitioning to a Lifecycle Company, while Maintaining Growth
(continued)

Commitment to continue reinvesting 100% of our free cash
flow towards transitioning UHS into a Lifecycle Services
company:

Addresses a $30 billion Lifecycle market, vs. ~ $200 million rental market

Driving more “Resident-based” vs. “transactional” activities

Growing our less capital intensive businesses of Services and Sales &
Remarketing, providing added diversification and lower capital intensity

Maintain our A+ reputation with customers:

Best in class customer service

Most extensive and modern equipment fleet in the industry

UHS

Universal | Hospital | Services

Service you can count on.™

2005 Outlook

Defend and grow Supplemental business

Hospital customers will continue to be challenged

Census / Post election health care reform uncertainty

Take leadership market position in Bariatrics

Transition to Resident-based Programs

Addresses a significant untapped market

Marketplace education on “Equipment Lifecycle”

Improves “Quality of Earnings”

Longer-term, on-site relationships

Residency places us in the flow of a hospital’s additive needs

Continue to rapidly grow less capital intensive business segments

Service;  Sales & Remarketing

Continue to strengthen and build strategic relationships with equipment manufacturers

Drive efficiency in operations and Capex

Increased spending on Training, Systems and Efficiency Programs

SOX will draw significant resources in 2005, but will present efficiency opportunities

Continued upgrading of the management and skills of our Sales and Customer Service organizations

Acquisitions

We expect to
demonstrate continued
growth in 2005, while
building the appropriate
platform to accelerate
growth in outer years

Universal Hospital Services
Service you can count on.™

2004 Financial Review and 2005 Guidance

UHS
Universal Hospital Services

200
150
100
50
0
1999
2000
2001
2002
2003
2004

Revenue and EBITDA Growth   ($ millions)

Outsourcing

Sales &
Remarketing

Services

EBITDA before
management &
board fees

Refer to appendix for reconciliation of EBITDA to Cash Flow from Operations

Financing/
Reorganization
Charges

Revenues

Pneumonia and Influenza Mortality
for 122 U.S. Cities
Week Ending 3/05/2005
% of All Deaths Due to P&I
Epidemic Threshold
Seasonal Baseline
2001
2002
2003
2004
2005
Weeks

CDC Influenza Chart

Early and severe spike in late 2003
and early 2004 benefited the 4Q-
2003 and 1Q-2004 fiscal quarters.

Below normal activity in 4Q-2004
showed up in weak hospital
census numbers

While 1Q-2005 flu
activity has increased,
have not experienced
the severe spike of 1Q-
2004, which will impact
quarterly earnings
comparisons in early
2005

Source:  www.cdc.gov/flu/weekly/fluactivity.htm

Plan & Acquire
1
Manage & Utilize
2
Maintain & Repair
3
Redeploy & Remarket
4
Equipment Lifecycle Services℠

2003

2004

% Change

2003

2004

% Change

Revenues

$35.3

$39.6

12%

$140.2

$156.5

12%

MME Depreciation*

$8.2

$9.1

11%

$32.1

$36.0

12%

Gross Margin

$18.0

$73.3

Gross Margin %

46%

47%

12 Months

4th Quarter

*  Refer to Appendix for reconciliation of MME depreciation to total depreciation expense

Rental of UHS-owned equipment

Supplemental (short-term)

Long Term

Bariatrics:  suite of specialty equipment for treatment of obesity

AMPP Resident Programs    (Asset Management Partnership Program)

On-site management to drive better equipment utilization (UHS people, technology & processes)

4th Quarter trends:

2003 Quarter benefited from severe, early flu season; whereas 2004 Quarter experienced below average hospital census due to lack of flu season, macro economic factors, etc.  (refer to prior slide)

Despite this setting, results remained solid due to the cumulative effect over the year of:

Competitive take-aways

Re-entry into Bariatrics market

Strong contribution from resident programs

Medical Equipment Outsourcing

$ millions

Plan & Acquire
1
Manage & Utilize
2
Equipment Lifecycle Services℠
Maintain & Repair
3
Redeploy & Remarket
4

	4th Quarter			12 Months		
	2003	2004	% Change	2003	2004	% Change
Revenues	$4.4	$7.4	67%	$14.7	$25.5	73%
Gross Margin		$2.7			$8.2	
Gross Margin %		37%			32%

$ millions

Technical & Professional Services

4th Quarter trends:

Strong organic growth across the board

Manufacturer Services activity is strong as UHS’ nationwide technical services platform provides efficiency and higher level of customer service to the manufacturer community

Resident programs continue to be solid with good pipelines

Absent the ACES acquisition in Q1 2004, Revenue growth would be 42% in 12 months

Technical Services:

Maintain & Repair Customer-owned Equipment:

Non-resident, response-based Biomedical Services

Resident-Based Programs:

      CHAMP® : small hospitals in rural areas

      Resident Biomed: larger hospitals in urban areas

Manufacturer Services

Professional Services:

Technology baseline assessments

Vendor neutral Capital Planning Services

Product comparison research and reports

Equipment product of choice

Equipment utilization studies

Plan & Acquire
1
Manage & Utilize
2
Maintain & Repair
3
Redeploy & Remarket
4
Equipment Lifecycle Services

	4th Quarter			12 Months		
	2003	2004	% Change	2003	2004	% Change
Revenues	$5.0	$4.8	-4%	$16.1	$17.6	9%
Gross Margin		$1.3			$4.3	
Gross Margin %		27%			24%

$ millions

Medical Equipment Sales and Remarketing

Asset recovery and equipment brokerage

New equipment sales

Logistics Management

Disposable Sales   (rationalizing this activity)

4th Quarter trends:

Disposables:  accelerating rationalization of this lower margin business

Excluding Disposables, the segment’s revenue growth 31% in 2004

This segment’s results will typically be choppy quarter-to-quarter due to its transactional nature

UHS

Universal | Hospital | Services

Service you can count on.™

Selected Income Statement Data    ($ millions)

Refer to appendix for reconciliation of MME Depreciation to Total
Depreciation and EBITDA to Cash Flow from Operations

2003

2004

%

2003

2004

%

Consolidated Revenues

44.6

$

51.7

$

16%

171.0

$

199.6

$

17%

MME Depreciation

8.2

$

9.1

$

11%

32.1

$

36.0

$

12%

Gross Margin

19.1

22.0

15%

75.6

85.8

13%

Gross Margin % of Revenues

43%

43%

44%

43%

SG&A (excluding Recap Expense)

11.8

$

16.4

$

39%

47.0

$

57.7

$

23%

SG&A % of Revenues

26%

32%

27%

29%

EBITDA

(11.4)

16.9

         36.5

68.5

   Management and Board Fees

0.1

0.2

0.4

0.7

   Financing and Reorg. Charges

27.7

-

27.7

-

16.4

17.1

5%

64.5

69.2

7%

4th Quarter

12 Months

12 Months

4th Quarter

(a)

(a)   2004 guidance was $70.0.  Incurred $0.8 of
staffing related costs in 4th Qtr, substantially
related to acceleration of our sales and
customer service force realignment.

UHS
Universal | Hospital | Services
Service you can count on.™

2004 Pro Forma Segment Margin Contribution ($ millions)

Outsourcing

Services

Sales

Total

Capital Intensity

High

Low

Low /

Moderate

Revenues

$           156.5

$         25.5

$      17.6

199.6

$

Gross Margin  ( a )

73.3

$

8.2

$

4.3

$

85.8

$

% of Revenues

47%

32%

24%

43%

Interest Expense ( b )

(28.7)

$

(1.1)

$

(0.7)

$

(30.5)

$

Gross Margin less Interest

44.6

$

7.1

$

3.6

$

55.3

$

% of Revenues

29%

28%

21%

28%

As our revenue mix continues its migration to less-capital intensive segments, we expect:

                                - Pre-interest burdened margins to decline, and

                        - Interest burdened margins to be impacted much less

(a)

Gross margin is net of MME depreciation

(b)

Interest expense allocated in relation to approximate net asset base of segments

Liquidity Overview – Fiscal 2004     ($ millions)

$

Borrowing Base at 12/31/04

$ 87

Available
Capacity $50

12/31/03
Revolver
Balance
$ 10

12/31/04
Revolver
Balance

$ 37

MME Net
Capex

($37)

Acquisitions
($15)

Cash Flow
from
Operations

$ 38

IT and
Other  ($6)

MME Timing
Capex  ($7)

Total Accrual
Capex

($43)

Guidance was $45

UHS
Universal | Hospital | Services
Service you can count on.™

2005 Estimated Guidance   ($ millions)

Refer to appendix for reconciliations

Expect to be closer to the lower end of range by year-end, with intra-
year variability due to:

   - timing of semiannual bond interest payments (2nd & 4th quarters)

   - investments in transition to a Lifecycle services company

Excludes impact of acquisitions

Low to
mid 4x’s

4.3x

Debt / EBITDA

(per bank covenants)

AMPP Resident Program signings, Bariatrics growth, new technology, take-away business

Mid $40’s

$ 43.0

Accrual Capex, net of
disposals

(excluding acquisitions)

    0.8

    1.0

Mid $70’s

2005 E

Hospital census, Resident program signings, sales force upgrade,
competitive setting.    Guidance also excludes non-cash stock
compensation expense.

Year-over-year quarterly comparisons:

       1Q:   Neutral + / -

       2Q    Neutral + / -

       3Q    Positive

       4Q    Positive

$ 68.5

     0.7

      0.2

$ 69.4

EBITDA

   + Mgmt & Board Fees

   + Sarbanes Oxley (SOX)

Total

Key Drivers & Timing

2004 A

Due to severe flu season spike in early
2004 and infrastructure spending to
build platform for continued growth

Appendix

UHS

Universal | Hospital | Services

Service you can count on.™

District Office
Centers of Excellence
Seattle
Portland
Sacramento
San Francisco
Oakland
Fresno
Ventura
Pasadena
Anaheim
San Bernardino
San Diego
Las Vegas
Salt Lake City
Phoenix
Tucson
Denver
Albuquerque
Bismarck
Fargo
Duluth
Minneapolis
Sioux Falls
Omaha
Kansas City
Wichita
Tulsa
Oklahoma City
Lubbock
Dallas
San Antonio
Houston
Iowa City
Rockford
Naperville
Chicago
Bloomington
Indianapolis
St. Louis
Little Rock
Appleton
Milwaukee
Madison
West Allis
Grand Rapids
Detroit
Toledo
Cleveland
Akron
Columbus
Cincinnati
Louisville
Nashville
Memphis
Knoxville
Birmingham
Mobile
New Orleans
Atlanta
Jacksonville
Tampa
Ft. Lauderdale
Columbia
Charlotte
Raleigh
Richmond
Norfolk
Charleston
Pittsburgh
Philadelphia
Baltimore/
Washington D.C.
New York
Long Island
Hartford
Boston
Danvers
Rochester
Honolulu
Hawaii

UHS’ National Infrastructure Affords Risk Diversification

UHS

Universal|Hospital|Services

Service you can count on.™

EBITDA Reconciliation Quarter 4 and Full Year ($ millions)

EBITDA is not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles
(GAAP)) as a measure of performance, and is not representative of funds available for discretionary use due to the Company’s financing obligations.  EBITDA, as defined by the Company, may not be calculated consistently among other companies applying similar reporting measures.  EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of the Company’s debt covenant calculations, and EBITDA before management and board fees is included because the company’s financial guidance and certain compensation plans are based upon this measure.  Management believes that EBITDA provides an important perspective on the Company’s ability to service its long-term obligations, the Company’s ability to fund continuing growth, and the Company’s ability to continue as a going concern.  A reconciliation of
EBITDA to operating cash flows is included below.

2003

2004

2003

2004

Net cash provided by operating activities

(13.3)

$

1.2

$

16.0

$

38.3

$

Changes in operating assets and liabilities

0.5

7.0

7.5

0.0

Other non-cash expenses

(2.8)

0.5

(7.4)

(1.6)

Current income taxes

(3.1)

0.2

0.3

1.2

Interest expense

7.2

8.0

20.2

30.5

EBITDA

(11.4)

16.9

36.5

68.5

Financing and Reorg. Charges

27.7

-

27.7

-

Management and board fees

0.1

0.2

0.4

0.7

16.4

$

17.1

$

64.5

$

69.2

$

Quarter 4

Full Year

UHS

Universal | Hospital | Services

Service you can count on.™

EBITDA Reconciliation 1999 –  2004  ($ millions)

EBITDA

1999

2000

2001

2002

2003

2004

Net cash provided by operating activities

15.2

$

28.2

$

31.7

$

40.2

$

16.0

$

38.3

$

Changes in operating assets and liabilities

4.2

(3.5)

0.4

4.1

7.5

0.1

Other non-cash expenses

(2.1)

(2.3)

(3.7)

(11.7)

(7.4)

(1.6)

Current income taxes

0.6

0.1

0.1

0.1

0.3

1.2

Interest expense

18.0

20.7

19.6

18.1

20.2

30.5

EBITDA

35.9

$

43.2

$

48.1

$

50.8

$

36.5

$

68.5

$

Financing and Reorg charges

1.3

$

-

$

2.8

$

10.1

$

27.7

$

-

$

Management and board fees

0.0

$

0.3

$

0.4

$

0.3

$

0.4

$

0.7

$

37.2

$

43.5

$

51.3

$

61.2

$

64.5

$

69.2

$

Financing and Reorganization Charges

Recapitalization, stock compensation,

-

$

-

$

1.6

$

10.1

$

14.4

$

-

$

and severance expenses

Terminated IPO expenses

-

$

-

$

1.2

$

-

$

-

$

-

$

Loss on early retirement of debt

1.3

$

-

$

-

$

-

$

13.3

$

-

$

   Subtotal

1.3

$

-

$

2.8

$

10.1

$

27.7

$

-

$

Total Revenues

92.2

$

106.0

$

125.6

$

153.8

$

171.0

$

199.6

$

UHS

Universal | Hospital | Services

Service you can count on.

Depreciation and Amortization Reconciliation  ($ millions)

2003

2004

2003

2004

Movable Medical Equipment Depreciation

8.2

$

9.1

$

32.1

$

36.0

$

Other Gross Margin Depreciation

0.1

0.2

0.5

0.7

  Total Gross Margin Depreciation

8.3

9.3

32.6

36.7

Selling, General, and Admin Depreciation

0.5

0.7

1.8

2.4

Amortization

0.0

0.8

1.1

1.1

Total Depreciation and Amortization

8.9

10.8

35.5

40.3

Quarter 4

Full Year